VESSELS (Tables)	6 Months Ended
Jun. 30, 2020
VESSELS [Abstract]
Vessels
The vessels held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not reflect its recoverable amount. In determining whether the assets are recoverable, the Company compares the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value.

All figures in USD ‘000	January 1 – June 30, 2020	January 1 - December 31, 2019
Vessels and Drydocking	1,375,407	1,369,567
Less Accumulated Depreciation	(502,900)	(469,570)
Vessels, net	872,507	899,997